Supplement, dated October 5, 2000, to the
                        Prospectus, dated March 1, 2000,
               of Seligman Global Fund Series, Inc. (the "Series")
                                on behalf of its
               Seligman Global Growth Fund ("Global Growth Fund")
    Seligman Global Smaller Companies Fund ("Global Smaller Companies Fund")
        Seligman International Growth Fund ("International Growth Fund")


Global Smaller Companies Fund:

     The definition of "smaller companies" appearing in the highlighted box on page 10 of the Series' Prospectus has been revised as follows:

               "Smaller  Companies:  Companies  with  market
                capitalization, at the time of purchase by the Fund, equivalent to US $2 billion or less."


Global Growth Fund and International Growth Fund:

     The following information replaces the paragraphs under "Management of the Funds - Portfolio Management" under the section "International Growth Fund and Global Growth Fund" on pages 22 and 23 of the Series' Prospectus:

"The International Growth Fund and the Global Growth Fund are managed by Seligman's Global Growth Team, which is headed by Ms. Marion S. Schultheis.

Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of Seligman Global Fund Series, Inc. and has been Portfolio Manager of the Global Growth Fund since joining Seligman. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. She is a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Capital Portfolio, Seligman Large-Cap Growth Portfolio. The Global Growth Team, which she heads, also manages Seligman Global Growth Portfolio and Seligman International Growth Portfolio."




EQSGF1S2-10/2000